Vanguard Funds

Supplement to the Prospectus

Prospectus Text Changes

The following replaces similar text for the second bullet point under the heading “Frequent Trading or Market-Timing” in the More on the Fund(s) section:

• Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits a contract owner or annuitant from exchanging into a fund contract for 30 calendar days (60 calendar days for participants in employer-sponsored defined contribution plans recordkept directly by Vanguard) after the contract owner or annuitant has exchanged out of that fund contract.

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PS FTPA 092015